Howard Weil 35th Annual Energy Conference April 4, 2007 Peabody Energy NYSE: BTU Exhibit 99.1

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of January 25, 2007. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; customer performance and credit risk; supplier performance, and the availability and cost of key equipment and commodities; availability and costs of transportation; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments; the outcome of pending or future litigation; coal and power market conditions; weather patterns affecting energy demand; availability and costs of competing energy resources; worldwide economic and political conditions; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to income from operations, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 1/25/07

BTU: The Only Global Pure-Play Coal Investment Growing revenue profile and productivity initiatives lead to expanded margins Future committed sales at favorable prices offer strong revenue visibility 10+ billion ton reserve base and diverse portfolio of safe, low-cost operations Significant future coal demand from new generation, global expansion and Btu Conversion Fifth successive year of record results World's Largest Private-Sector Coal Company

INDUSTRY OVERVIEW

Projected 10-Year Growth in Per Capita Energy Use China and India Driving Global Demand Growth for Energy 88% 36% 5% 20% 27% 17% 13% 12% 33% 4% 4% 7% 37% Source: U.S. Census Bureau, International Data Base; U.S. Energy Information Administration, International Energy Outlook 2006 Population

China, U.S. and India Represent Vast Majority of Global Coal Growth Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. Projected Australia export flow for 2004-2030. +763 +456 +3,114 +137 +22 Long-Term Coal Demand Forecasts Continue to Rise

DEMAND DRIVERS SUPPLY DRIVERS Global Coal Supply & Demand Major Market Drivers Provide Strong Outlook for Coal Regulatory Environment: Safety and Permitting High Cost of Competing Fuels High Steel Demand Strong U.S. Economic Growth Soaring Energy Demand in China and India Higher Utilization of Existing Coal Fleet Major Build-Out of New Coal-Based Plants Coal-to-Liquids Plants and Btu Conversion Rail and Port Constraints Diminishing Low-Cost Reserves Scarcity of Equipment and Labor Escalating Cost Structures

Australia/Newcastle China/Qinhuangdao Columbia/Bolivar into ARA Russia/Vostochniy South Africa/Richards Bay PCI 2006 41.75 48 44 44 43.25 65 2007 54.7 66 53.5 71 54.35 67.5 International Thermal Coal Prices Continuing to Increase in Key Markets Australia Thermal Settlements Above Expectations Australia/ Newcastle China/ Qinhuangdao Colombia/ Bolivar Russia/ Vostochniy South Africa/ Richards Bay Source: McCloskey's Coal Report; Industry Reports. $41.75 $54.70 $48.00 $66.00 $44.00 $53.50 $44.00 $71.00 $43.25 $54.35 $65.00 $67.50 PCI Jan '07 Jan '07 McCloskey January 2006 McCloskey March 23, 2007 Hard Coking Metallurgical 2006 115 2007 98 Hard Coking Metallurgical $116.00 Jan '07 $98.00

China Rapidly Moving from Net Exporter to Net Importer 2003 2004 2005 2006 2007 Thermal Coal 72 68 46 25 Metallurgical Coal 11 0 0 0 Lower Exports Tightening Pacific and Atlantic Markets Amounts in million short tons. Source: Industry reports and Peabody analysis. 83 68 46 25 ?

U.S. Market: 2007 Begins with Lower Production and Higher Coal Use Year-to-date production down 0.1%; generation up 5% Production cutbacks taking hold as higher-cost mines edged off cost curve Railroad fluidity grows as PRB market expands Both PRB railroads now taking new business Assumes Central Appalachian (CAPP) coal with second through fourth quarter average 2007 NYMEX pricing per Argus Coal Daily and delivery cost of $14/ton, Southern Powder River Basin (SPRB) coal with second through fourth quarter average 2007 PRB 8800 pricing per Argus Coal Daily with delivery cost of $25/ton, and Selective Catalytic Reduction (SCR) technology to control NOx. Allowances assume 2007 pricing of $468 for SO2 and $950 for NOx (applicable May through September). Source: EIA and industry reports. Parity Pricing: $50 CAPP = $22 PRB 8800 $40 CAPP = $15 PRB 8800

Units 2006 2007 2008 2009 2010 Tucson Elect Springerville 3 400 MW MidAmerican CB4 790 MW Santee Cooper Cross Unit 3 640 MW WPSC Weston 4 500 MW Black Hills Wygen 2 , #4 90 MW OPPD NC2 660 MW Santee Cooper Cross Unit 4 640 MW CLECO Rodemacher 600 MW NRG Big Cajun II, 4 675 MW TXU Sandow 5 600 MW Rentech East Dubuque 76 MW Wellington Dev 525 MW Global Energy /Lima 600 MW WE Energies Elm Road 1 615 MW NAPG Two Elk 280 MW Xcel Comanche 3 750 MW TXU Oakgrove 1&2 1,720 MW SRP Springerville 4 400 MW River Hill Power 290 MW GenPower Longview 660 MW DKRW 200 MW W. Greenbrier Cogen 85 MW South Heart Coal 500 MW Rentech Gillette 104 MW Erora Taylorville 777 MW Nuvista /Calista 100 MW Orlando UC/ Southern 285 MW LSP Plum Point 1 665 MW Sithe Desert Rock 1,500 MW Indeck-Elwood 600 MW LSP White Pine 1,600 MW SE Idaho Pocatello 500 MW Nevco Energy 270 MW Otter Creek Energy Proj 750 MW Newmont TS Plant 200 MW Secure Energy CTG LG&E Trimble Cty 2 750 MW Springfield CWLP Dallman 200 MW WE Energies Elm Rd. 2 600 MW CPS Spruce 2 750 MW EKPC Spurlock 4 278 MW AEP Meigs IGCC 600 MW Prairie State Unit 1 800 MW 400 MW 1,400 MW 790 MW 8,431 MW 12,574 MW 23,000 MW of New Plants Planned by 2010 New U.S. Coal-Fueled Power Plants Increasing Long-Term Coal Demand Source: DOE NETL, "Tracking New Coal-fired Power Plants" Jan. 2007; Peabody analysis.

A Multi-Step Process to Near-Zero Emissions from Coal Building New, Efficient Supercritical & IGCC Coal Plants 15% Lower CO2 Emissions Demonstrating FutureGen: IGCC and Carbon Capture/Sequestration Up to 90% Lower CO2 Emissions Retrofitting Existing Coal-Based Generation with Carbon Capture/Sequestration Up to 90% Lower CO2 Emissions The Goal: Near-Zero Emissions A Long-Term Approach to a Long-Term Challenge

COMPANY OVERVIEW

Source: Most recent company reports and websites, and SEC filings. Values are on a short-ton basis. Peabody sales and reserves based on 2006 unaudited data. Peabody is World Leader in Sales and Reserves

Peabody's Strategies to Excel in All Market Conditions Expanding internationally where markets and margins are strongest Tightly managing the cost structure Matching production with demand Exercising capital discipline Optimizing sales contracting and coal trading Key Initiatives Include...

2001 2002 2003 2004 2005 2006 16 106 95 178 423 601 2001 2002 2003 2004 2005 2006 378 406 410 559 870 1080 Peabody Achieves Improving Performance in All Market Conditions 2001 2002 2003 2004 2005 2006 2577 2720 2815 3632 4644 5256 EBITDA In millions. Excludes discontinued operations, charges related to 2003 pre-tax debt extinguishment and cumulative effect of accounting changes. Revenues Income

2002 2003 2004 2005 2006 13 25.4 3.8 75.2 112.3 2002 2003 2004 2005 2006 3 2.2 50.4 202.6 278.4 Peabody Continues to Increase EBITDA Across All Business Operations 2002 2003 2004 2005 2006 576.3 556.1 682.5 833.7 857.2 Trading and Brokerage Australia Operations Resource Management 2002 2003 2004 2005 2006 37.1 45.8 41 43.1 92.6 U.S. Operations 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 In millions.

Peabody's Long-Term Strategies Target Margin Expansion and Growth Executing the basics: best-in-class safety, operations and marketing Capitalizing on organic growth opportunities Expanding in high-growth global markets Participating in new generation and Btu Conversion projects

2002 2003 2004 2005 2006 2007 YTD Incidence Rate 5.39 4.45 4.14 2.82 3.05 2.14 Executing the Basics: Safety is the Key Peabody U.S. Incidence Rate

Executing the Basics: Leading Productivity Rawhide North Antelope Rochelle Industry Average (Underground) U.S. Industry Average (Surface) 2006 data. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody Operates the Most Productive Coal Mines #1 #2 Industry Average (SPRB) Peabody Others

Continuous Improvement Results in Innovative, Low-Capital Returns Achieve industry-leading safety record Develop superior employee proposition Build culture/mindsets & behaviors focused on continuous improvement and individual capabilities Targeting 20% improvement in operational EBITDA from productivity improvements over several years Improve capital effectiveness and efficiency by 15% Pursuing Aggressive Set of "P3" Improvement Initiatives

Spotlight on Caballo Mine: "P3" Initiatives Unlock Value and Lower Costs Initiatives Unlock Value and Lower Costs Initiatives Unlock Value and Lower Costs Caballo Mine first test operation for Operations Center of Excellence 24 projects to add value identified Targeted EBITDA improvement: >$10 million Also allows equipment capital decrease of $5 million for 2007 Multiple early successes on safety and bottleneck removal Improvements provide free call at our option for cost reductions or volume expansion when conditions warrant Improvement Projects Targeted 4 Safety 8 Mine Planning and Pit Ops Plant and Loadout Maintenance / Reliability 2 Management Systems

Capital Projects Improve Productivity and Lower Cost Structure North Antelope Rochelle Dragline Installing third dragline at mine Dragline costs as little as one-fourth other approaches; removes up to 50 million cubic yards/year North Antelope Rochelle Conveyor In-pit conveyor to reduce costs, conserve tires, save on diesel fuel and free up truck fleet for redeployment El Segundo Mine New mine in New Mexico features overburden ratio less than half that of Lee Ranch Mine Wilpinjong Mine New mine with one of the best overburden ratios in Australia Examples

Market 2006 2006 Position Sales Reserves Wyoming PRB #1 138 3,305 Midwest #1 39 4,170 Colorado #1 9 227 Southwest #2 13 980 Australia* #5 11 803 Appalachia #6 15 555 Venezuela #1 7 205 Short tons in millions World's Largest Coal Company: Peabody's Base Portfolio of Operations St. Louis Dominion Queensland Dalrymple Bay Newcastle Brisbane Venezuela Santa Cruz New South Wales Kembla * Market position pro forma for Excel mines under development. 2006 sales volumes in millions of short tons. Venezuela sales volume for Paso Diablo Mine, of which Peabody owns a 25.5% interest. Reserves based on 2006 proven and probable for areas shown. Source: Peabody analysis & industry reports. Gladstone

Excel Triples Peabody's Presence in Largest Export Nation Targeting 30 Million Tons in 2008

Peabody's Growing Global Presence 1st Qtr 2nd Qtr 1 99 2001 Excludes discontinued operations. International EBITDA Share Grows to 30% in 2006 1st Qtr 2nd Qtr 25 75 2006 United States International

Btu Conversion Technologies Expand Markets for Coal Bipartisan support from Senators Obama & Bunning, others for CTL President Bush alternative fuel initiative supportive of CTL Ethanol is also a major coal consumer Air Force sees half of Defense needs from CTL by 2020 China developing 27 new CTL plants New Markets Will Include CTG and CTL

Continental U.S. Proven Oil Reserves 126 205 Peabody's Proven and Probable Coal Reserves Continental U.S. Natural Gas Reserves Largest U.S. Oil Company 181 117 Source: Annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Continental U.S. Oil and Natural Gas Reserves exclude Federal Offshore. Peabody's Energy Reserves Are Unmatched Energy Value in Quadrillion Btus BTU Has 30 100+ Million-Ton Sites to Fuel Generation / Btu Conversion Largest U.S. Natural Gas Company 14

Source: Company filings and reports. Btu Conversion = Value Conversion as We Narrow the Energy Valuation Gap Market Capitalization on Btu-Equivalent Basis

BTU Undervalued Relative to S&P 500 BTU S&P 500 East 16 15.3 BTU S&P 500 East 20 12 BTU S&P 500 East 16 15.3 9.3 S&P 500's P/E Multiple Comparable to BTU Yet... BTU's Growth Rate Two-Thirds Higher than S&P 500 Implying BTU's Multiple Could Expand Significantly 2007 P/E Growth Rate Implied 2007 P/E Source: Thomson Financial First Call consensus estimates and five-year growth rate.

2003 2004 2005 2006 2007 2008 2009 2010 EBITDA 410 559 870 1080 1325 Revenue growth from strong sales contracts Global expansion in high-margin, high- demand regions Capital discipline and controlled production growth Leading reserves for long mine lives Btu Conversion markets $410 $559 $870 $1,080 Target $1,200 - $1,450 EBITDA ($ in Millions) Intense Focus on Long-Term Shareholder Value Improvement Peabody Has an Outstanding Outlook

Howard Weil 35th Annual Energy Conference April 4, 2007 Peabody Energy NYSE: BTU BTU